Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with Amendment No. 1 to the Annual Reports of FirstEnergy Corp., Ohio Edison Company, The Cleveland Electric Illuminating Company, The Toledo
Edison Company, Pennsylvania Power Company, Metropolitan Edison Company, and Pennsylvania Electric Company ("Companies") on Form 10-K/A for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Reports"), each undersigned officer of each of the Companies does hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     (1) Each of the Reports fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information  contained in each of the Reports fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company to which it relates.


                                                 /s/Anthony J. Alexander
                                           ------------------------------------
                                                    Anthony J. Alexander
                                                   Chief Executive Officer
                                                        June 25, 2004


                                                  /s/Richard H. Marsh
                                           ------------------------------------
                                                     Richard H. Marsh
                                                   Chief Financial Officer
                                                        June 25, 2004